UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 18, 2013, The Sherwin-Williams Company issued a press release announcing its financial results for the second quarter ended June 30, 2013 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 18, 2013, The Sherwin-Williams Company issued a press release announcing that last evening the Federal Competition Commission of Mexico informed the Company that by a 3-2 vote the acquisition of Consorcio Comex, S.A. de C.V. announced on November 12, 2012 was not authorized by the Commission. The Company is reviewing the rationale for the Commission’s decision and expects to respond to the Commission’s concerns in the near future.

The Company will comment further on the Commission’s decision during its second quarter 2013 earnings conference call scheduled for 11:00 AM ET today.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is furnished with this Report:

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated July 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

July 18, 2013	By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated July 18, 2013.

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